SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2016

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

NEW YORK
(State or other jurisdiction of incorporation)

0-27618	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

205 CROSSPOINT PARKWAY, GETZVILLE, NEW YORK	14068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Share Purchase Agreement

On December 18, 2016, Columbus McKinnon Corporation (“CM”) entered into a definitive agreement (the “Purchase Agreement”) to sell 2,273,000 shares of its common stock in a private placement (the “Sale”), which is expected to result in gross proceeds of $50.0 million and net proceeds of $47.2 million (after deducting transaction fees and expenses). The shares were sold to selected institutional accredited investors. The Company expects to use the net proceeds to fund in part the previously announced acquisition of STAHL CraneSystems (the “Acquisition”), thereby reducing the amount of post-acquisition leverage and the cost of the debt.

The Company expects the Sale to close substantially concurrently with the closing of the Acquisition and subject to satisfaction of customary closing conditions, including completion of the Acquisition. The Acquisition is expected to close prior to April 30, 2017, but no earlier than January 31, 2017.

In connection with the Sale, CM has agreed to enter into a Registration Rights Agreement (together with the Purchase Agreement, the “Transaction Agreements”) with the Purchasers concurrently with the closing of the Sale. The Registration Rights Agreement will require CM to file an initial registration statement registering the Common Shares issued to the Purchasers for resale no later than the earlier of (x) the 90th day after the initial closing of the Sale and (y) ten (10) days following the Company’s filing of all acquisition-related financial statements of the STAHL business required by SEC rules or regulations and to use its best efforts to have such registration statement declared effective no later than the 30th day from filing, subject to a 30-day extension if reviewed by the SEC.

Under the terms of the Registration Rights Agreement, CM is obligated to maintain the effectiveness of the resale registration statement until all securities registered thereunder are sold or until the first anniversary of the closing of the Sale, provided that each Purchaser may then sell its securities without restriction. No penalties will accrue for filing and effectiveness failures, but CM shall pay to each Purchaser an amount in cash each month, as partial liquidated damages, equal to 1.0% of the aggregate purchase price paid by such Purchaser for failure to file the initial registration statement by the date described in the Registration Rights Agreement, until the registration statement is filed or the obligation to file the registration statement ends.

The foregoing summary of the Transaction Agreements and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of either Transaction Agreement. The forms of the Purchase Agreement and the Registration Rights Agreement are included as Exhibits 10.1 and 10.2 to this Current Report, respectively, and are incorporated herein by reference.

The Transaction Agreements have been provided solely to inform CM’s shareholders and investors of its terms. The representations, warranties and covenants contained in the Transaction Agreements were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Transaction Agreements and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Transaction Agreements, and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, CM. Such shareholders and investors are not third-party beneficiaries under the Transaction Agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CM, the Seller and STAHL or any of their respective subsidiaries or affiliates.

Item 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

As noted in Item 1.01, on December 18, 2016, CM agreed to sell an aggregate of 2,273,000 shares of Common Shares to the Purchasers at a price per Common Share of $22.00, which will generate gross proceeds of approximately $50.0 million. The description thereof contained in Item 1.01 is incorporated herein by reference. CM intends to use the proceeds of the Sale to finance a portion of the purchase price of the Acquisition.

CM is relying on an exemption from registration provided under Section 4(a)(2) of the Securities Act for the issuance of the Common Shares, which exemption CM believes is available because the securities were not offered pursuant to a general solicitation and the status of the Purchasers of the shares as “accredited investors” as defined in Regulation D under the Securities Act. This report is neither an offer to purchase, nor a solicitation of an offer to sell, securities. The securities offered in the Sale have not been registered under the Securities Act and may not be offered in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01	REGULATION FD DISCLOSURE.

On December 19, 2016, CM issued a press release announcing entry into the Purchase Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Current Report furnished pursuant to Item 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release dated December 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Vice President Finance and Chief
Financial Officer (Principal Financial Officer)

Dated: December 19, 2016

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release dated December 19, 2016